CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

In connection with the annual report of EMX Royalty Corporation, formerly Eurasian Minerals Inc. (the "Company") on Form 20-F for the fiscal year ending December 31, 2017 (the “Report”) I, Christina Cepeliauskas, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 3, 2018	/s/ Christina Cepeliauskas
Christina Cepeliauskas
Chief Financial Officer